UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary proxy statement

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☒	Definitive proxy statement

☐	Definitive additional materials

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RUSSELL EXCHANGE TRADED FUNDS TRUST

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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A message from Russell Investments

August 28, 2014

As a shareholder in the Russell Equity ETF (the “Fund”), your proxy vote is critically important, and you’ll be glad to know that voting will take just a few minutes of your time.

Please read this message. It provides details about how easy and convenient it will be for you to vote and important information about the proposal you are being asked to consider.

Dear Shareholder:

We are asking for your vote on an important matter affecting your investment in the Fund. The proposal is described in the proxy statement included with this message. A special shareholder meeting regarding this proposal will take place on November 3, 2014, at 1301 Second Avenue, 18th floor, Seattle, WA 98101.

As a shareholder, if you don’t plan to attend the special shareholder meeting, there are several convenient ways for you to cast your vote:

•	Visit the website which is listed on the proxy card.

•	Call the toll-free number which is listed on the proxy card.

•	Mail the proxy card (if you’ve received this communication by mail). If you choose this option, please be sure to sign, date, and return the card in the enclosed postage-paid envelope.

After careful consideration, the Board of Trustees of Russell Exchange Traded Funds Trust, including the Independent Trustees of the Board, unanimously recommend that you vote “FOR” the proposal listed on the proxy card.

Thank you for your consideration. Your vote is very important. Please see the following important information about the proposal.

RUSSELL INVESTMENTS // A MESSAGE FROM RUSSELL INVESTMENTS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. We appreciate your placing your trust in Russell Investments and look forward to helping you achieve your financial goals.

Q: What proposal am I being asked to vote on?

A: You are being asked to vote to approve a new management agreement between Russell Investment Management Company (“RIMCo”) and the Fund, as a result of a transaction involving the sale of RIMCo’s parent company to the London Stock Exchange Group plc.

Q: Who is being asked to vote?

A: Any person who owned shares of the Fund on the “record date,” which was August 25, 2014 (even if the person has since sold their shares).

Q: How can I vote my shares?

A: Please refer to the instructions on the enclosed proxy card. Shareholders may vote their shares via internet, telephone, or by signing, voting, dating and returning the proxy card in the enclosed envelope (if you’ve received this communication by mail).

Q: When is the deadline for voting my shares?

A: We encourage you to vote as early as possible to ensure that the Fund receives enough votes to act on the proposal. Unless you attend the special shareholder meeting to vote in person, your vote (cast either by internet, telephone, or paper proxy card) must be received by Russell Exchange Traded Funds Trust prior to the meeting.

Q: How do the Trustees suggest that I vote?

A: After careful consideration, the Trustees, including the Independent Trustees of the Board, unanimously recommend that you vote “FOR” the proposal listed on the proxy card.

Q: Who do I call if I have questions?

A: If you have any questions regarding the proposal, or need assistance in casting your vote, please call the proxy solicitation agent at 1-844-253-1478.

RUSSELL INVESTMENTS // A MESSAGE FROM RUSSELL INVESTMENTS

RUSSELL EXCHANGE TRADED FUNDS TRUST

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Russell Exchange Traded Funds Trust (the “Trust”). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote with respect to the proposal, your shares will be voted in accordance with the recommendation of the Board of Trustees.

Please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s) or cast your vote by signing, voting and returning the proxy card(s) in the envelope provided. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings or contact you directly to obtain your vote.

Please exercise your right to vote. Thank you.

RUSSELL EXCHANGE TRADED FUNDS TRUST

Russell Equity ETF

1301 Second Avenue, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Exchange Traded Funds Trust:

Russell Exchange Traded Funds Trust (the “Trust”) is holding a special meeting (the “Special Meeting”) of all shareholders of the Russell Equity ETF (the “Fund”) on November 3, 2014. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at 11:00 a.m. Pacific Time.

The Trust is a Delaware statutory trust operating as a registered management investment company. The Trust currently offers shares of 1 fund, the Fund.

This Special Meeting is being held for the purpose of considering the approval of a new management agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”), as a result of a transaction involving the sale of RIMCo’s parent company.

This matter is discussed in detail in the Proxy Statement enclosed with this Notice.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

The Trust has fixed the close of business on August 25, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on the proposal and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet or by telephone by following the instructions on the proxy card(s), or by signing, voting and returning the proxy card(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed on your proxy card(s) and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card(s) or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting. It is very important that you vote your proxy promptly so that a quorum may be ensured and the costs of further solicitations avoided.

As always, we thank you for the trust you have placed in our firm.

By Order of the Trust,

Sandra Cavanaugh President and Chief Executive Officer Russell Exchange Traded Funds Trust

August 28, 2014

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees (the “Board” or the “Trustees”) of Russell Exchange Traded Funds Trust (the “Trust”) is asking you to vote on a proposal to approve a new management agreement between the Russell Equity ETF (the “Fund”) and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company to London Stock Exchange Group plc (“LSEG”).

Specifically, LSEG has agreed to acquire the entire issued share capital of Frank Russell Company (“FRC”), RIMCo’s parent company, from The Northwestern Mutual Life Insurance Company and other minority shareholders of FRC. The acquisition will be structured as a merger between LSEG US Sub, Inc., an indirect wholly-owned subsidiary of LSEG, and FRC in which FRC will be the surviving corporation (the “Transaction”). The consummation of the Transaction will result in the change of ultimate control of RIMCo. Under the federal securities laws and the terms of the Fund’s existing management agreement (the “Existing Agreement”), a change of control of RIMCo results in the termination of the Existing Agreement. If RIMCo is to continue to serve as investment adviser to the Fund following the Transaction, it is necessary for shareholders of the Fund to approve the Post-Transaction Agreement for the Fund.

The terms of the Post-Transaction Agreement for the Fund are the same, in all material respects, as the terms of the Existing Agreement, with the exception of the date of the agreement. The Post-Transaction Agreement does not change the rate of the Fund’s management fee, and the Fund will not bear any portion of the costs associated with the Transaction.

Who is FRC?

FRC was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. FRC and its subsidiaries comprise Russell Investments, which had $259.7 billion in assets under management as of March 31, 2014.

Who is LSEG?

LSEG is a diversified international market infrastructure and capital markets business. LSEG operates in four main business divisions: Capital Markets, Post Trade Services, Information Services and Technology Services.

LSEG’s Capital Markets division comprises a broad range of international equity, bond and derivatives markets, including: London Stock Exchange; Borsa Italiana; MTS, one of Europe’s leading fixed income markets; and Turquoise, the pan-European multilateral trading facility. Through its various platforms, LSEG offers international businesses and investors unrivaled access to Europe’s capital markets.

Post trade and risk management services are a significant and growing part of LSEG’s business operations. LSEG operates CC&G, the Italian clearing house, and Monte Titoli, the European settlement business. LSEG is also the majority owner of leading multi-asset global clearing service, LCH.Clearnet Group.

LSEG offers its customers an extensive range of real-time and reference data products, including Sedol, UnaVista, Proquote and RNS. FTSE, a world leading index provider owned by LSEG, calculates thousands of unique indices that measure and benchmark markets and asset classes in more than 80 countries around the world.

LSEG is also a leading developer of high performance trading platforms and capital markets software for customers around the world. In addition to LSEG’s own markets, over 40 other organizations and exchanges around the world use LSEG’s MillenniumIT trading, surveillance and post trade technology.

Neither LSEG nor any LSEG affiliate currently provides investment advisory services to any registered investment companies.

Headquartered in London, with significant operations in Italy, France, North America and Sri Lanka, LSEG employs approximately 2,800 people. LSEG’s shares are admitted to the premium segment of the Official List of the United Kingdom Listing Authority and to trading on the London Stock Exchange. LSEG is a member of the FTSE 100 index and had a market capitalization of approximately £5,466 million at the close of business on August 21, 2014. As a global group, most of LSEG’s activities are subject to regulation on a domestic and/or supranational basis.

How will the Transaction affect the Fund?

It is not expected that the Transaction will affect the Fund. The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach or how RIMCo manages the Fund. In connection with LSEG’s purchase of FRC, LSEG has stated that it will undertake a comprehensive review of FRC’s investment management business to determine its positioning and fit with LSEG. The comprehensive review and its effect on FRC’s investment management business will not be prejudged by LSEG and one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities. FRC’s investment management business includes RIMCo and its affiliates that provide services to the Fund. The Fund is not able at this time to determine the outcome of this review or its effect, if any, on FRC’s investment management business or the investment advisory and other services that FRC and its affiliates provide to the Fund. LSEG has stated that for so long as it owns FRC’s investment management business it is committed to maintaining the existing clear focus on client service and fund performance and that it will pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business, while also focusing on maintaining strong management and employee continuity.

The proposal does not include any change to the Fund’s investment objective or any change to the Fund’s management fee rate or total expense ratio. The Fund will not bear any portion of the costs associated with the Transaction.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Independent Trustees of the Board, unanimously recommend that you vote “FOR” the proposal listed on the proxy card.

Why do the Trustees recommend that I vote “FOR” the proposal?

The Transaction involves a change of control that will result in the termination of the Existing Agreement. The Trustees believe it is in the best interests of the shareholders of the Fund to provide for continuation of advisory services following the Transaction. Therefore, the Trustees recommend that you vote “FOR” the proposal.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposal can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your proxy card(s). You may also vote by signing, voting and returning the proxy card(s) in the envelope provided. We encourage all shareholders to participate in the governance of the Trust.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card) must be received by the Trust prior to the start of the meeting (11:00 a.m. Pacific Time on November 3, 2014).

Who is eligible to vote?

Any person who owned shares of the Fund on the “record date,” which was August 25, 2014 (even if that person has since sold those shares).

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. We have engaged Boston Financial Data Services as our proxy solicitation agent. If you have questions, please call 1-844-253-1478.

How can I vote my shares?

For your convenience, you are encouraged to vote in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

Please respond. Your vote is important whether or not you plan to attend the special meeting. To assure the presence of a quorum at the special meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote through the internet or by telephone by following the instructions on your proxy card(s), or by signing, voting and returning the proxy card(s) in the envelope provided. Please take advantage of these prompt and efficient voting options.

RUSSELL EXCHANGE TRADED FUNDS TRUST

Russell Equity ETF

1301 Second Avenue, 18th Floor, Seattle, WA 98101

PROXY STATEMENT Dated August 28, 2014

SPECIAL MEETING OF SHAREHOLDERS

To be Held on November 3, 2014

Introduction

Russell Exchange Traded Funds Trust (the “Trust” or “RET”) has called a special meeting (the “Special Meeting”) of all shareholders of the Russell Equity ETF (the “Fund”) in order to seek shareholder approval of a proposal relating to the approval of a new management agreement for the Fund. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, on November 3, 2014 at 11:00 a.m. Pacific Time. If you expect to attend the Special Meeting in person, please call the Trust at 1-888-775-3837 to inform the Trust of your intentions and obtain directions on how to attend the Special Meeting.

Item For Consideration

The Trust’s Board of Trustees (the “Board” or the “Trustees”) requests shareholder approval of a new management agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”) (the “Post-Transaction Agreement”), as a result of a transaction involving the sale of RIMCo’s parent company (the “Transaction”).

The proxy materials are being mailed to shareholders on or about September 8, 2014.

INTRODUCTION AND VOTING INFORMATION

The Board is asking for approval of the Fund’s Post-Transaction Agreement with RIMCo. As discussed in greater detail below, if approved by shareholders, the Post-Transaction Agreement will go into effect for the Fund immediately following the Transaction. If the Transaction is not consummated, RIMCo will continue to serve as investment adviser to the Fund in accordance with the Fund’s existing management agreement (the “Existing Agreement”). Implementation of the Post-Transaction Agreement is dependent on consummation of the Transaction.

Who May Vote

All shareholders of the Fund who own shares as of the close of business on August 25, 2014 (the “Record Date”) are entitled to vote on the proposal. Each share of the Fund will be entitled to one vote on the proposal at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the close of business on August 1, 2014, there were 250,000 shares of beneficial interest outstanding and entitled to be voted of the Fund.

Voting by Proxy

You may submit a vote by proxy in any of the following three simple ways:

Internet – log on to the website address located on your proxy card(s). You will need the control number found on the proxy card(s) at the time you execute your vote.

Touchtone Phone – dial the toll-free number on the enclosed proxy card(s) and follow the automated instructions. Please have the proxy card(s) available at the time of the call.

Mail – sign, date, and complete the reverse side of the proxy card(s) and return the proxy card(s) in the postage-paid envelope provided.

For information about attending the Special Meeting and voting in person, please see below.

If you need more information on how to vote, or if you have any questions, please call the Fund’s agent at 1-844-253-1478. The Trust urges you to fill out and return your proxy card(s) or vote by telephone or the Internet, even if you plan to attend the Special Meeting. Doing so will not affect your right to attend the Special Meeting and vote.

The Trust has named Rick Chase, Jessica Gates, Sareena Khwaja-Dixon, Mary Killgrove, Cheryl Wichers, Mark Swanson and Kari Seabrands as proxies, and their names appear on your proxy card(s). By signing your proxy card(s) and returning it or, alternatively, by voting through the Internet or by telephone by following the instructions on the proxy card(s), you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card(s) and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card(s), but do not make a specific choice with respect to the proposal, one of the appointed proxies will vote your shares on the proposal as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing that you have revoked your proxy prior to the Special Meeting by writing to the Secretary of the Fund at the following address: 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you do not bring with you such a letter, the Trust may at its discretion accept a provisional ballot from you pending validation that you are the actual beneficial owner of shares of the Fund.

Recommendation

The proxy is solicited by the Board on behalf of the Trust, which recommends a vote “FOR” the proposal.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Fund to hold a valid shareholder meeting. The Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. Under the Trust’s Second Amended and Restated Agreement and Declaration of Trust, the presence, in person or by proxy, of the holders of record of shares issued and outstanding and entitled to vote representing more than twenty-five percent (25%) of the total combined net asset value of all shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for this Special Meeting, unless a larger number of shares is required pursuant to law.

All shareholders of the Fund as of the Record Date will be entitled to vote. The approval of the proposal requires the approval of a “majority of the outstanding voting securities” of the Fund. The vote of a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you did not intend.

Shares represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the Special Meeting. Abstentions with respect to the proposal will have the effect of a vote against the proposal.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but sufficient votes in favor of the proposal have not been received. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of any proposal to adjourn the Special Meeting under the foregoing circumstances.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund, employees or agents of RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Fund has retained a proxy solicitor, Boston Financial Data Services, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may call the proxy solicitor toll-free at 1-844-253-1478.

Costs of the Special Meeting

Frank Russell Company (“FRC”) and/or its affiliates and London Stock Exchange Group plc (“LSEG”) will bear all expenses incurred in connection with the Special Meeting, including the cost of soliciting proxies and the cost associated with any adjournments, whether or not the proposal is approved by shareholders. The Fund will not bear any portion of such expenses. The cost of retaining the proxy solicitor as described above with respect to all funds for which RIMCo serves as investment adviser, including those not included in this Proxy Statement, is estimated to be approximately $635,000 (although the portion of that amount relating to the Fund is expected to be minimal). This does not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners. It also does not include certain solicitation efforts with respect to, or tabulation of votes from, such beneficial owners.

Additional information about the Fund is available in its prospectus, statement of additional information and annual and semi-annual reports to shareholders. The Fund’s most recent annual and semi-annual reports have previously been mailed to shareholders. Additional copies of any of these documents are available without charge by calling 1-888-775-3837, by writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by visiting the Fund’s website at www.russelletfs.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S) OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE

HELD ON NOVEMBER 3, 2014

The Fund’s Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.2voteproxy.com/russell.

DISCUSSION OF PROPOSAL

APPROVAL OF A POST-TRANSACTION MANAGEMENT

AGREEMENT FOR THE FUND

Introduction

The Special Meeting is being called to consider a proposal necessitated by the Transaction, which will involve the acquisition of FRC, a majority owned subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), by LSEG. FRC is the parent company of RIMCo, which serves as the investment adviser to the Fund. Because the consummation of the Transaction will result in FRC having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIMCo and the assignment and automatic termination of the Existing Agreement. If the proposal is adopted by the Fund and the Transaction is consummated, RIMCo will continue to serve as the investment adviser to the Fund. The Transaction is not expected to have any impact on RIMCo’s investment philosophy, management approach, or on how RIMCo manages the Fund.

The terms of the Post-Transaction Agreement for the Fund are the same, in all material respects, as the terms of the Fund’s Existing Agreement, with the exception of the date of the agreement. The Post-Transaction Agreement does not change the Fund’s investment objective nor does it change the Fund’s management fee rate or total expense ratio. In addition, LSEG, like FRC, places significant importance on the retention of key talent in the organization, and the FRC and LSEG management teams are working together to ensure a seamless transition. It is therefore not expected that there will be any change in the personnel currently responsible for managing the Fund as a result of the Transaction or approval of the Post-Transaction Agreement (although such changes may occur in the normal course of business).

In the event the Transaction is not consummated, RIMCo will continue to serve as investment adviser of the Fund pursuant to the terms of the Existing Agreement.

Information Concerning the Trust and RIMCo

The Trust is currently comprised of 1 fund. The Fund’s investment adviser is RIMCo, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIMCo, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, pioneered the “multi-style, multi-manager” investment method in mutual funds. As of March 31, 2014, RIMCo managed over $53 billion in 46 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of FRC, was established in 1982 to serve as the investment management arm of FRC.

RIMCo is registered as a “commodity pool operator” under the Commodity Exchange Act and the rules of the Commodity Futures Trading Commission.

The Transaction

LSEG has agreed to acquire the entire issued share capital of FRC, RIMCo’s parent company, from Northwestern Mutual and other minority shareholders of FRC for total cash consideration of US$2.7 billion. The final purchase price is contingent on a number of variables and will not be determined until closing. Approximately US$1.6 billion of the consideration will be financed from the net proceeds of a rights issue by LSEG, with the remaining approximately US$1.1 billion financed from existing LSEG bank debt facilities.

The acquisition will be structured as a merger between LSEG US Sub, Inc., an indirect wholly-owned subsidiary of LSEG, and FRC in which FRC will be the surviving corporation. Following the Transaction, LSEG will become the indirect controlling shareholder of FRC and RIMCo. The Transaction is expected to close in late 2014 or early 2015, subject to LSEG shareholder and regulatory approvals and other conditions being satisfied. One of these conditions is receipt of consents from certain FRC investment management clients (including the Fund) representing at least 70 percent of FRC’s investment management fee revenues as of an agreed upon base date. The registered investment companies advised by RIMCo generate approximately 35 percent of FRC’s investment management fee revenues for purposes of this requirement.

The merger agreement relating to the Transaction will terminate if the Transaction is not consummated by March 31, 2015 (or April 30, 2015, under certain circumstances) and is terminable by FRC or LSEG prior to that date under certain other circumstances. During the period prior to the consummation of the Transaction or earlier termination of the merger agreement, Northwestern Mutual and FRC have agreed not to solicit competing proposals (i.e. alternative transactions to the Transaction) or provide information or engage in discussions with third parties.

Information Concerning LSEG

LSEG is a diversified international market infrastructure and capital markets business. LSEG operates in four main business divisions: Capital Markets, Post Trade Services, Information Services and Technology Services.

LSEG’s Capital Markets division comprises a broad range of international equity, bond and derivatives markets, including: London Stock Exchange; Borsa Italiana; MTS, one of Europe’s leading fixed income markets; and Turquoise, the pan-European multilateral trading facility. Through its various platforms, LSEG offers international businesses and investors unrivaled access to Europe’s capital markets.

Post trade and risk management services are a significant and growing part of LSEG’s business operations. LSEG operates CC&G, the Italian clearing house, and Monte Titoli, the European settlement business. LSEG is also the majority owner of leading multi-asset global clearing service, LCH.Clearnet Group.

LSEG offers its customers an extensive range of real-time and reference data products, including Sedol, UnaVista, Proquote and RNS. FTSE, a world leading index provider owned by LSEG, calculates thousands of unique indices that measure and benchmark markets and asset classes in more than 80 countries around the world.

LSEG is also a leading developer of high performance trading platforms and capital markets software for customers around the world. In addition to LSEG’s own markets, over 40 other organizations and exchanges around the world use LSEG’s MillenniumIT trading, surveillance and post trade technology.

Neither LSEG nor any LSEG affiliate currently provides investment advisory services to any registered investment companies.

Headquartered in London, with significant operations in Italy, France, North America and Sri Lanka, LSEG employs approximately 2,800 people. LSEG’s shares are admitted to the premium segment of the Official List of the United Kingdom Listing Authority and to trading on the London Stock Exchange. LSEG is a member of the FTSE 100 index and had a market capitalization of approximately £5,466 million at the close of business on August 21, 2014. As a global group, most of LSEG’s activities are subject to regulation on a domestic and/or supranational basis.

Transaction Not Expected to Adversely Affect RIMCo or the Fund

The Transaction is not expected to have any impact on the nature, extent, or quality of services provided by RIMCo to the Fund. In particular, the Transaction is not expected to result in any changes in the manner in which RIMCo renders advisory services to the Funds or the personnel providing services to the Funds (although the Transaction is not conditioned upon the continued employment of any RIMCo personnel). While there can be no assurance that any particular RIMCo employee will continue his or her employment with RIMCo or its affiliates, LSEG intends to put in place clear retention plans for key roles at FRC, potentially including certain roles within entities that provide services to the Fund. Further, the members of the Board will not change as a result of the Transaction. RIMCo and the Trust will remain headquartered in Seattle, Washington following the consummation of the Transaction.

In connection with LSEG’s purchase of FRC, LSEG has stated that it will undertake a comprehensive review of FRC’s investment management business to determine its positioning and fit with LSEG. The comprehensive review and its effect on FRC’s investment management business will not be prejudged by LSEG and one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities. FRC’s investment management business includes RIMCo and its affiliates that provide services to the Fund. The Fund is not able at this time to determine the outcome of this review or its effect, if any, on FRC’s investment management business or the investment advisory and other services that FRC and its affiliates provide to the Fund. LSEG has stated that for so long as it owns FRC’s investment management business it is committed to maintaining the existing clear focus on client service and fund performance and that it will pay particular attention to creating appropriate standalone governance and operations, while also focusing on maintaining strong management and employee continuity. In addition, LSEG and FRC are continuing to work together to establish the scope of potential affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate.

Impact of the Transaction on the Fund’s Management Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve the Post-Transaction Agreement between the Fund and RIMCo. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Agreement. As required by the 1940 Act, the Existing Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Agreement for the Fund will terminate upon the consummation of the Transaction, and approval of the Post-Transaction Agreement for the Fund is necessary if RIMCo is going to continue to manage the Fund.

Factors Considered by the Trustees and their Recommendation

On May 20, 2014, LSEG announced that it had entered into exclusive discussions with Northwestern Mutual for the potential acquisition of FRC although there was no certainty that any agreement for a transaction would be reached. On June 26, 2014, the Board was advised by FRC, and LSEG publicly announced, that LSEG had entered into a definitive agreement and plan of merger to acquire FRC, including both its index and investment management businesses. In its announcement (the “LSEG Announcement”), LSEG stated, among other things, that the investment management business would be the subject of “a comprehensive review to determine its positioning and fit with the Group” and that LSEG is “committed to maintaining a clear focus on client service, fund performance and management and employee stability, whilst ensuring appropriate standalone governance.” On June 27, 2014, the Board met by conference telephone call to discuss preliminarily the LSEG Announcement with representatives of FRC, RIMCo and LSEG.

In preparation for its evaluation of the Post-Transaction Agreement, the Trustees who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), with the advice and assistance of their independent counsel (“Independent Counsel”), requested information to evaluate the Post-Transaction Agreement. In their requests for such information, the Independent Trustees advised RIMCo of their intention to rely upon the information provided to the Board in connection with its annual renewal of the Existing Agreement (the “Existing Agreement Evaluation Information”) in their evaluation of the Post-Transaction Agreement, if and to the extent the Existing Agreement Evaluation Information continued to be accurate and complete as of July 29, 2014. The Independent Trustees requested that RIMCo provide any updated and additional information needed for the Board to consider whether the Post-Transaction Agreement should be approved. The foregoing information and other information provided by RIMCo and LSEG to the Board, including the Independent Trustees, in connection with its evaluation of the Post-Transaction Agreement hereinafter is referred to collectively as the “Post-Transaction Agreement Evaluation Information.”

At a meeting held in person on July 17, 2014 (the “Post-Transaction Agreement Information Review Meeting”), the Board in further preparation for its evaluation of the Post-Transaction Agreement reviewed Post-Transaction Agreement Evaluation Information received to the date of that Meeting, first with senior representatives of FRC, RIMCo, Fund management and LSEG, and then in a private session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, and, on the basis of that review, requested additional information regarding the Transaction and its impact on RIMCo and the Fund.

The Board met in person on July 29, 2014 to consider approval of the Post-Transaction Agreement (the “Post-Transaction Agreement Evaluation Meeting”). At the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees first met to review additional Post-Transaction Agreement Information received to that date with representatives of FRC, RIMCo, Fund management, and LSEG. Presentations made by FRC, RIMCo and LSEG at the Post-Transaction Agreement Information Review Meeting and the Post-Transaction Agreement Evaluation Meeting (together, the “Transaction Board Meetings”), as part of this review, encompassed the Fund and the other RIMCo-managed funds for which the Board has supervisory responsibility (the “Other Russell Funds”). Information received by the Board, including the Independent Trustees, at the Transaction Board Meetings is included in the Post-Transaction Agreement Evaluation Information. Presentations made by FRC, RIMCo and LSEG at the Transaction Board Meetings are included in the Post-Transaction Agreement Evaluation Information. Prior to voting at the Post-Transaction Agreement Evaluation Meeting, the Independent Trustees met in executive session with Independent Counsel, at which no representatives of FRC, RIMCo, LSEG, or Fund management were present, to review additional Post-Transaction Agreement Evaluation Information received prior to and at the Meeting. The discussion below reflects all of these reviews.

The Board’s evaluation of the Post-Transaction Agreement reflected the Post-Transaction Agreement Evaluation Information and other information received by the Board during the course of the year or prior years (including the Existing Agreement Evaluation Information, as supplemented by RIMCo through the date of the Post-Transaction Agreement Evaluation Meeting) and the findings made by the

Board in respect of the Existing Agreement at its May 19-20, 2014 meeting (the “Existing Agreement Evaluation Meeting”) (see “Approval of Existing Agreement” attached as Exhibit C). The Independent Trustees’ evaluations of the Post-Transaction Agreement also reflected the knowledge and familiarity gained as Board members of the Fund and Other Russell Funds with respect to services provided by RIMCo and RIMCo’s affiliates to the Fund under the Existing Agreement and services proposed to be provided to the Fund under the Post-Transaction Agreement. The Board noted the short period of time since the Existing Agreement Evaluation Meeting and that information provided by RIMCo to update and supplement the Existing Agreement Evaluation Information through the date of the Post-Transaction Agreement Evaluation Meeting did not affect the conclusions reached by the Board at the Existing Agreement Evaluation Meeting described in Exhibit C.

In approving the Post-Transaction Agreement, the Board considered all factors it believed relevant in exercising its business judgment, including the following:

(1)	the reputation, financial strength and resources of LSEG;

(2)	LSEG is a diversified international market infrastructure and capital markets business;

(3)	LSEG’s advice that it has a strong track record of successful acquisitions and owning regulated businesses and that its regulatory and compliance history is strong;

(4)	LSEG is not engaged in the mutual fund or investment management businesses, with the result that there will be no overlap of mutual fund products to address in the transfer of ownership of FRC’s investment management business from Northwestern Mutual and other current shareholders to LSEG;

(5)	LSEG’s advice that the outcome of the comprehensive review and its effect on FRC’s investment management business would not be prejudged and that one part of the review is to determine whether the FRC investment management business would be more valuable as part of the LSEG organization or as part of an organization with existing investment management activities;

(6)	LSEG’s assurances that there were no circumstances that could be envisaged at the time of the Post-Transaction Agreement Evaluation Meeting under which the Fund may be left without an investment manager to conduct its investment programs and that, whatever the outcome of the comprehensive review and for as long as it owns the FRC investment management business, it is committed to maintaining the existing clear focus on client service and fund performance in FRC’s investment management business;

(7)

LSEG’s stated intention that the FRC investment management business will operate independently of the rest of LSEG and its expectation that the impact of the Transaction on the Fund will be broadly neutral, with no material improvements or disadvantages, although the Fund may benefit to some extent from the ownership of the FRC investment management business by a company with world class technology, operational competencies, and financial strength;

(8)	LSEG’s advice that, as part of the comprehensive review, it will provide continued strong support and investment for growth and innovation, and pay particular attention to creating appropriate standalone governance and operations for FRC’s investment management business while also focusing on maintaining strong management and employee continuity;

(9)	the Post-Transaction Agreement Evaluation Information did not identify any conflicts of interest that would arise following completion of the Transaction but LSEG did advise the Board that it is continuing to work with FRC to establish the scope of affiliated business and to assess whether modifications to FRC’s compliance policies and procedures and/or other steps are appropriate. The Board was advised that it would be apprised of any material issues that are subsequently identified;

(10)	LSEG’s expectation that there will be no diminution in the nature, scope and overall quality of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services, as a result of the Transaction. In this regard, the Post-Transaction Agreement Evaluation Information stated, among other things:

•	LSEG intends to maintain the existing nature and quality of services provided to the Fund by RIMCo.

•	In connection with or as a result of the Transaction, LSEG anticipates that RIMCo will maintain the resources, operations, staffing and other functions required for the operation or administration of the Fund.

•	No changes are expected by LSEG in RIMCo’s investment strategies and practices in respect of the Fund as a result of the Transaction.

(11)	advice from RIMCo and LSEG that there is no intention to propose any immediate changes to any of the Fund’s third-party service providers, thereby assuring continuation of services needed for the Fund’s operations and minimizing complications in connection with the transfer of ownership of FRC’s investment management business from Northwestern Mutual and other current shareholders to LSEG;

(12)	at its April 29, 2014 meeting and the Existing Agreement Evaluation Meeting, the Board had performed a full annual review of the Existing Agreement, as required by the 1940 Act, and had reapproved the Existing Agreement, concluding, among other things, that the management fee paid to RIMCo (the “Management Fee”) for the Fund was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund (see “Approval of Existing Agreement” attached as Exhibit C);

(13)	the terms and conditions of the Post-Transaction Agreement are substantially the same as those of the Existing Agreement, which will terminate automatically upon completion of the Transaction, and the Post-Transaction Agreement will not change the Fund’s Management Fee (on a contractual or actual basis), expense ratio, profitability, economies of scale, or other fees or benefits received by RIMCo and its affiliates as a result of their relationships with the Fund (see “Terms of the Existing and Post-Transaction Agreements” below);

(14)	FRC and/or its affiliates and LSEG, not the Fund, will bear all costs of meetings, preparation of proxy materials and solicitation in connection with obtaining approvals of the Post-Transaction Agreement;

(15)	there will be no changes to the Independent Trustees of the Board in connection with the Transaction, assuring continuity of the Fund’s supervision and oversight;

(16)	LSEG’s assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Fund within the meaning of Section 15(f) of the 1940 Act; and

(17)	the Board’s belief that shareholders have purchased and retained their Fund shares based upon the reputation, investment record, and investment philosophies and strategies employed by RIMCo in managing the Fund.

In evaluating the Post-Transaction Agreement, the Board considered the possibility that, depending upon the results of the comprehensive review, the FRC investment management business would be conducted pursuant to the Post-Transaction Agreement as an independent part of the LSEG organization following completion of the Transaction, without any significant diminution expected in the nature, scope and overall quality of services provided to the Fund, and without any expected effect on the Fund’s Management Fee (contractual or actual), expenses, profitability, economies of scale, or other fees or benefits to FRC or RIMCo or their affiliates from their Fund relationships. However, the Independent Trustees were unable on the basis of the Post-Transaction Agreement Evaluation Information to determine the outcome of the comprehensive review or its effects, if any, on the FRC investment management business generally or on any of the investment management and other services that RIMCo and other FRC affiliates provide to the Fund under the Existing Agreement. Among other things, the Board could not determine whether or for how long FRC’s investment management business will continue as part of the LSEG organization following conclusion of the comprehensive review. In its deliberations, the Board considered the above and other relevant factors in light of the uncertain outcome and effects of the comprehensive review and, consequently, identified the principal factor in determining whether to approve the Post-Transaction Agreement as the need to provide for uninterrupted investment management and other services required for the operation of the Fund following the automatic termination of the

Existing Agreement upon completion of the Transaction. No other single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve the Post-Transaction Agreement and each Board member attributed different weights to the various factors. After careful consideration of all factors, principally the need for continuation of investment management and other services required for the operation of the Fund following termination of the Existing Agreement, the Board believed that approval of the Post-Transaction Agreement would be in the best interests of the Fund and its shareholders for a period ending two years from the date of the Post-Transaction Agreement, but advised Fund management of its intention (subject to the outcome of the comprehensive review) to evaluate the continuance of the Post-Transaction Agreement within one year of its effectiveness, although not required to do so by the terms of the Post-Transaction Agreement or the 1940 Act. The Independent Trustees were advised by Independent Counsel throughout the process of evaluating the Post-Transaction Agreement. Prior to the Post-Transaction Agreement Information Review Meeting, the Board received a memorandum from counsel to the Fund discussing its responsibilities in connection with its evaluation of the Post-Transaction Agreement and the Independent Trustees separately received a memorandum discussing such responsibilities from Independent Counsel.

Terms of the Existing and Post-Transaction Agreements

This section summarizes the terms of the Post-Transaction Agreement. The terms of the Post-Transaction Agreement for the Fund are the same, in all material respects, as the terms of the Fund’s Existing Agreement. The Post-Transaction Agreement does, however, reflect certain administrative updates to the Existing Agreement (such as updated references to the Trust’s trust instrument and clarifying updates).

The following summary of the Post-Transaction Agreement is qualified by reference to the representative form of the Post-Transaction Agreement attached to this Proxy Statement as Exhibit A. The contractual rate of the management fee payable by the Fund to RIMCo is 0.35% annually of the Fund’s average daily net assets. For the fiscal year ended March 31, 2014, the Fund paid RIMCo management fees (gross of reimbursements and/or waivers) of $31,159. For the fiscal year ended March 31, 2014, RIMCo waived $2,561 in management fees. As a result of this waiver, the Fund paid RIMCo management fees (net of reimbursements and/or waivers) of $28,598. The Fund’s shareholders initially approved the Existing Agreement on February 18, 2011 and RIMCo became investment adviser to the Fund on February 23, 2011. Prior to that date, U.S. One, Inc. served as investment adviser to the Fund. Information regarding RIMCo, its other investment company clients, and fees paid by the Fund to its affiliates is included in Exhibit B.

Advisory and Other Services. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will, subject to the general supervision of the Board, manage the investment operations of the Fund and the composition of the Fund’s assets, including the purchase, retention and disposition thereof. In this regard, RIMCo will, among other things, provide supervision of the Fund’s assets, furnish a continuous investment program for the Fund in accordance with the Fund’s Prospectus and Statement of Additional Information included as part of the Trust’s registration statement filed with the SEC, and will determine, from time to time, what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets of the Fund will be invested or held uninvested as cash. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will also provide certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws and applicable national securities exchange or self-regulatory organization rules.

The Post-Transaction Agreement, like the Existing Agreement, contains various details, in addition to those set forth above, regarding the services to be performed by RIMCo.

Delegation. Under the Post-Transaction Agreement, as under the Existing Agreement, RIMCo may, subject to Board approval, delegate some or all of its duties and obligations under the agreement to one or more investment sub-advisers (“Money Managers”). In RIMCo’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of the Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to RIMCo for use in making investment decisions for the Fund.

To the extent RIMCo determines to delegate some or all of its duties and obligations under the Post-Transaction Agreement to one or more Money Managers, as under the Existing Agreement, RIMCo will provide oversight of the Money Managers and recommendations to the Board as to the hiring and termination of Money Managers.

Use of FRC Research. The Post-Transaction Agreement, like the Existing Agreement, authorizes RIMCo to utilize the research and other resources of FRC (its corporate parent), its subsidiaries (as may be permitted by applicable laws or regulations) or any predecessor or successor organization of the foregoing entities, in providing its advisory services. Neither RIMCo nor the Trust is obligated to pay any fee to FRC for these services.

Execution and Allocation of Portfolio Brokerage Commissions. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will, as appropriate, select broker-dealers to execute portfolio transactions for the Fund. All purchase and sale orders will be placed with broker-dealers who are selected by RIMCo as able to provide “best execution” of such orders for the Fund. Whenever RIMCo places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, RIMCo is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance RIMCo’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that RIMCo may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that RIMCo determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or RIMCo’s overall responsibilities to RIMCo’s discretionary accounts. RIMCo will only execute portfolio transactions with a broker or dealer that is an “affiliated person” of RIMCo pursuant to the Trust’s Board-approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions.

Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo is permitted to aggregate transactions with other accounts managed by RIMCo to obtain best execution. RIMCo must allocate securities purchased/sold, and related expenses, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts.

Expenses of the Trust. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo agrees to pay all expenses incurred by the Trust except for interest, taxes, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, litigation expenses, acquired fund fees and expenses and extraordinary expenses. The Post-Transaction Agreement does not provide for the Fund to bear more or different expenses than it currently bears under the Existing Agreement.

The costs associated with the Transaction, including the costs associated with calling this Special Meeting and the solicitation of proxies to be voted at the Special Meeting, are not being borne by the Fund, but are being borne by FRC and/or its affiliates and LSEG.

Activities of RIMCo and its Affiliates. Under the Post-Transaction Agreement, as under the Existing Agreement, the services of RIMCo are not deemed exclusive and RIMCo is free to render similar services to others (including other investment companies) so long as its services under the agreement are not impaired thereby. Under the Post-Transaction Agreement, in connection with its rights and duties with respect to the Trust, RIMCo will continue to use the same skill and care in the management of the Fund’s portfolios as it uses in the management of other accounts to which it provides investment advisory services and administration of other accounts to which it provides asset management consulting and manager selection services, but will not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

Under the Post-Transaction Agreement, as under the Existing Agreement, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in RIMCo or its affiliates as directors, agents, or stockholders of RIMCo or its affiliates; that directors, officers, agents, and shareholders of RIMCo or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that RIMCo or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests will be governed by the Trust’s governing documents and the 1940 Act.

Compensation of RIMCo. The Post-Transaction Agreement, like the Existing Agreement, provides that, as compensation for the services provided and expenses assumed by RIMCo under the agreement, the Trust will arrange for the Fund to pay RIMCo at the end of each calendar month a management fee computed daily at an annual rate equal to 0.35% of the Fund’s average daily net assets. The Post-Transaction Agreement contains various details regarding calculation of the advisory fee. The Post-Transaction Agreement does not change the Fund’s advisory fee rate.

Liabilities of RIMCo. The Post-Transaction Agreement, like the Existing Agreement, provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of RIMCo or its corporate affiliates, RIMCo will not be subject to liability to the Trust or to any Trust shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. Under the Post-Transaction Agreement, like under the Existing Agreement, RIMCo will not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for the Fund.

Renewal and Termination. The Post-Transaction Agreement will become effective upon consummation of the Transaction and will continue in effect as to the Fund for an initial two-year period. Following that period, as in the case of the Existing Agreement, the Post-Transaction Agreement is renewable annually for successive one-year periods (i) by a vote of a majority of the Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and in either case by a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any parties to the agreement, cast in person at a meeting called for the purposes of voting on the agreement.

Additionally, the Post-Transaction Agreement, like the Existing Agreement: (i) may at any time be terminated without the payment of any penalty either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund;

(ii) will immediately terminate in the event of its assignment; and (iii) may be terminated by RIMCo on 60 days’ written notice to the Trust.

Amendment. The Post-Transaction Agreement, like the Existing Agreement, may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) of the Fund.

Choice of Law. The Post-Transaction Agreement, like the Existing Agreement, will be construed in accordance with applicable federal law and the laws of the State of Washington.

Confidentiality. Under the Post-Transaction Agreement, as under the Existing Agreement, RIMCo will treat information about the Fund as confidential and proprietary and, without approval from the Fund, will not use information about and records relating to the Fund for any purpose other than the performance of its duties and responsibilities under the agreement.

Miscellaneous

RIMCo and the Fund are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which RIMCo, FRC, Northwestern Mutual, LSEG or any subsidiary of RIMCo, FRC, Northwestern Mutual, or LSEG was or is to be a party, except as follows: Sandra Cavanaugh, Interested Trustee, President, and Chief Executive Officer of the Trust, may be deemed to have such an interest, and a substantial interest in the approval of the Post-Transaction Agreement, through her compensation arrangements with FRC.

If the shareholders of the Fund do not approve the Post-Transaction Agreement and the Transaction is consummated, the Trustees will consider what further action to take consistent with their fiduciary duties to the Fund. Such action will initially include obtaining for the Fund interim investment advisory services (at no more than the current fee rate for up to 150 days following the Transaction) from RIMCo. In the event the Transaction is not consummated, RIMCo will continue to serve as investment adviser of the Fund pursuant to the terms of the Existing Agreement.

Additional Information Pertaining to RIMCo

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to RIMCo currently and as will be in effect upon the consummation of the Transaction, see Exhibit B.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser’s “fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

LSEG has provided assurances that for a period of two years following the effective date of the Post-Transaction Agreement, it will use reasonable best efforts not to engage in activities that would impose an “unfair burden” on the Fund within the meaning of Section 15(f) of the 1940 Act.

Required Vote

As provided under the 1940 Act, approval of the Post-Transaction Agreement with respect to the Fund will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act and as used in this proposal, a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE POST-TRANSACTION AGREEMENT WITH RIMCO.

OTHER INFORMATION

Trustees of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2012 • Trustee since 2012	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified

• President and CEO, Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and RET

• Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”)

• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

• Director, RIMCo

• Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)

				49	None

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	49	None
	• Chairman of the Investment Committee since 2012	• Appointed until successor is duly elected and qualified

Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 30, 2014, Director, Ecova (total energy and sustainability management) • Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company) • From April 2004 through December 2012, Director, Laird Norton Wealth	49

• Director, Avista Corp (electric utilities)

• Until June 30, 2014, Director, Ecova (total energy and sustainability management)

• Until December 31, 2013, Trustee, Principal Investors Funds (investment company)

• Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)

• From April 2004 through December 2012, Director, Laird Norton Wealth Management and Laird

	• Chairman since 2012	• Annual

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
			Management and Laird Norton Tyee Trust (investment company)		Norton Tyee Trust (investment company)

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	49	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee, ALPS Series Trust (investment company)

#Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • June 2004 to June 2014, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	49	None

Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company) • April 2003 through December 2010,	49	• None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
			Chief Executive Officer of Laird Norton Wealth Management (investment company)

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• Retired • From January 2008 to December 2011, Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	49	• None
	• Chairman of the Nominating and Governance Committee since 2012	• Appointed until successor is duly elected and qualified

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Trustee since 2012	• Appointed until successor is duly elected and qualified	• September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company) • September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company)	49	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
	• Chairman of the Audit Committee since 2012	• Appointed until successor is duly elected and qualified

*	Each Trustee is subject to mandatory retirement at age 72.
#	Mr. Connealy was an officer of a broker-dealer that distributes shares of the RIC Funds and was therefore treated as an Interested Trustee prior to June 17, 2014.

Officers of the Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Chief Compliance Officer since 2011	• Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC and U.S. One Inc • 2005 to 2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2012	• Until successor is chosen and qualified by Trustees

• CEO, U.S. Private Client Services, Russell Investments

• President and CEO, RIC, RIF and RET

• Chairman of the Board, Co-President and CEO, RFS

• Chairman of the Board, President and CEO, RFSC

• Director, RIMCo

• Chairman of the Board, President and CEO, RIA

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Treasurer and Chief Accounting Officer since 2011	• Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET • Director, RIMCo, RFSC, RTC and RFS • Global Head of Fund Services, Russell Investments

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years

• October 2011 to December 2013, Head of North America Operations, Russell Investments

• May 2009 to October 2011, Global Head of Fund Operations, Russell Investments

• 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Chief Investment Officer since 2013	• Until removed by Trustees

• Global Chief Investment Officer, Russell Investments

• Chief Investment Officer, RIC, RIF and RET

• Chairman of the Board, President and CEO, RIMCo

• Director, RTC, RIS and Russell Investments Delaware, Inc.

• Board of Managers, Russell Institutional Funds Management, Inc.

• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• Secretary since 2011	• Until successor is chosen and qualified by Trustees

• Associate General Counsel, Russell Investments

• Secretary, RIMCo, RFSC and RFS

• Secretary and Chief Legal Officer, RIC, RIF and RET

• Assistant Secretary, RFS, RIA and U.S. One Inc.

• 1999 to 2010 Assistant Secretary, RIC and RIF

Jeffrey T. Hussey is Chairman of the Board of Directors, President, and Chief Executive Officer of RIMCo; Sandra Cavanaugh and Mark E. Swanson are Directors of RIMCo; Mary Beth R. Albaneze is Secretary of RIMCo; and Cheryl Wichers is

employed by an affiliate of RIMCo. Each such individual may have an interest in RIMCo or a person controlling, controlled by or under common control with RIMCo through his or her compensation arrangements with the applicable entity.

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

Investment Manager	RIMCo
Administrator	Russell Fund Services Company (“RFSC”)

Transfer and Dividend Disbursing Agent	State Street Bank and Trust Company (“State Street”)

Custodian and Portfolio Accountant	State Street

Distributor	ALPS Distributors, Inc. (“ALPS”)

Investment Management Services. For a discussion of investment management services provided by RIMCo, please see “Discussion of Proposal.”

On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the 1940 Act for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten funds, none of these ten funds are themselves a party to the suit. The plaintiffs seek recovery of the amount of compensation or payments received from these ten funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to continue to vigorously defend the action.

Administrator. RFSC, with the assistance of RIMCo and FRC, provides the Fund with office space, equipment and the personnel necessary to operate and administer the Fund’s business and to supervise the provision of services by certain third parties such as the custodian. RFSC is a wholly-owned subsidiary of RIMCo. Fees for administrative services are paid to RFSC out of the Fund’s management fee.

Following the Transaction, RFSC, like RIMCo, will be an indirect wholly-owned subsidiary of LSEG. It is anticipated that RFSC will continue to provide the services described above if the Post-Transaction Agreement is approved by shareholders.

Transfer and Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent for the Trust. As transfer and dividend disbursing agent, State Street is responsible for, among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for State Street is One Lincoln Street, Boston, MA 02111.

Custodian and Portfolio Accountant. State Street serves as the custodian and fund accountant for the Trust. As custodian, State Street is responsible for the safekeeping of the Fund’s assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Fund for regulatory and financial reporting purposes. The mailing address for State Street is One Iron Street, Boston, MA 02210.

Distributor. ALPS is the principal underwriter and Distributor of Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. ALPS has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which ALPS distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty as to the Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days’ written notice to ALPS. ALPS may terminate the Distribution Agreement upon 60 days’ notice, and the Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Russell Financial Services, Inc. (“RFS”), a wholly-owned subsidiary of RIMCo, provides to ALPS marketing services related to the Fund. RFS does not receive compensation for services provided to ALPS.

Principal Holders and Ownership by Officers and Trustees

Beneficial Share Ownership. To the knowledge of the Trust, no person owned beneficially more than 5% of the outstanding shares of the Fund as of June 30, 2014, except as listed in Appendix A.

Security Ownership of Officers and Trustees. As of July 3, 2014, no Trustee or officer beneficially owned shares of the Fund, except as follows: Kristianne Blake owned shares in the range of $50,001-$100,000. The officers and Trustees, as a group, own beneficially less than 1% of the shares of the Fund as of July 3, 2014.

Other Matters to Come Before the Special Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust’s proxy solicitor at 1-844-253-1478. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should contact their financial institution.

Shareholder Communications with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101, who will forward such communication to the Trustees.

Shareholder Information

The Trust, as a Delaware statutory trust, is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.	Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

INDEX OF EXHIBITS AND APPENDICES TO PROXY STATEMENT

Exhibit A	Form of Management Agreement	Exhibit A-1
Exhibit B	Additional Information about RIMCo and its Affiliates	Exhibit B-1
Exhibit C	Approval of Existing Agreement	Exhibit C-1
Appendix A	5% Beneficial Owners of Fund Shares as of June 30, 2014	Appendix A-1

EXHIBIT A

Form of Management Agreement

MANAGEMENT AGREEMENT made this [        ] day of [            ], 2014 (the “Agreement”) between Russell Investment Management Company, a Washington corporation (“Adviser”) and Russell Exchange Traded Funds Trust, a Delaware statutory trust (“Trust”), on behalf of each series of the Trust (each series is hereinafter referred to as a “Fund”) as set forth more fully in its Second Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws and its Registration Statements under the Investment Company Act of 1940 (“1940 Act”) and the Securities Act of 1933, all as heretofore amended and supplemented;

WHEREAS, the Adviser is principally engaged in the business of rendering investment advisory services and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, the Trust is an open-end management investment company, registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and structured to offer shares of beneficial interest in the form of creation units (“Shares”) in its Funds, each of which is an exchange traded fund (“ETF”); and

WHEREAS, the Trust presently intends to offer Shares of each Fund listed on Exhibit A hereto (as amended from time to time); and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust and each of the Funds and the Adviser is willing to so render such services; and

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, it is agreed between the Trust and the Adviser as follows:

1.	Appointment of Adviser.

(a) The Trust hereby appoints the Adviser to act as investment adviser to the Trust and each of its Funds for the periods, in the manner and on the terms and conditions herein set forth, subject to the supervision of the Board of Trustees of the Trust (“Board”). The Adviser accepts such appointment for the compensation herein provided and agrees to render the services and assume the obligations set forth in this Agreement.

(b) In the event that the Trust establishes one or more Funds (other than the current Funds) and desires to retain the Adviser to act as investment adviser for such new Funds, the Trust shall notify the Adviser in writing. If the Adviser is willing to

Exhibit A-1

render such services under this Agreement for any new Funds, the Adviser shall notify the Trust in writing and such new Funds shall be subject to the provisions of this Agreement to the same extent as the current Funds except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Adviser with respect to any new Funds) are modified with respect to such new Fund in writing by the Trust and the Adviser at that time.

2.	Duties of Adviser.

(a) Subject to the general supervision of the Board, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser:

(i) shall provide supervision of each Fund’s assets, furnish a continuous investment program for each Fund in accordance with each Fund’s Prospectus and Statement of Additional Information (“SAI”) included as part of the Trust’s registration statement filed with the SEC, and shall determine, from time to time, what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets of each Fund will be invested or held uninvested as cash;

(ii) shall provide periodic reports to the Board concerning the Adviser’s discharge of its duties and responsibilities under this Agreement as the Board shall reasonably request;

(iii) shall vote, or in accordance with the Adviser’s proxy voting policies, procedures and guidelines cause to be voted, proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by each Fund in accordance with the voting policies and procedures approved by the Board;

(iv) shall, as appropriate, select broker-dealers to execute portfolio transactions for each Fund. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser as able to provide “best execution” of such orders for the Funds. However, this responsibility shall not be deemed to obligate Adviser to solicit competitive bids for each transaction. Adviser agrees that it will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Adviser except pursuant to the Trust’s Board approved 17e-1 Policies and Procedures for Affiliated Brokerage Transactions. “Best execution” shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of

Exhibit A-2

the Securities Exchange Act of 1934, as amended (“1934 Act”), that the Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser’s overall responsibilities to the Adviser’s discretionary accounts;

(v) may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Adviser, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts;

(vi) may execute all documents and agreements with brokers and dealers for the purposes of managing a Fund provided that: (i) the Adviser does not contravene the Prospectus or SAI; (ii) should the Adviser aggregate transactions of the Fund with other client accounts managed by the Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Fund; and (iii) Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected;

(vii) shall make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by applicable federal and state securities laws, applicable rules and regulations of a Fund’s national securities exchange as defined in Section 2(a)(26) of the 1940 Act (“Stock Exchange”) or applicable self-regulatory organization (“SRO”) and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust’s shares;

(viii) shall make available and provide such information regarding a Fund’s intra-day net asset value as may be reasonably necessary or helpful for the listing of a Fund’s Shares on the Stock Exchange and compliance with applicable federal and state securities laws and applicable Stock Exchange and SRO rules and regulations, including the provision of such information on a publicly available internet website;

(ix) in connection with its management of each Fund, shall take into account, where possible, anticipated purchases and redemptions of Shares (including creation units) by approved participants eligible to transact in Shares directly with the Trust (“Shareholders”);

Exhibit A-3

(x) shall provide information and assistance as reasonably requested by the other service providers of the Trust in connection with the registration of Shares of each Fund in accordance with applicable state and foreign law securities requirements and regulatory requirements applicable to investors in each Fund;

(xi) shall furnish to the Trust or its designees, such statistical information with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing as the Board or its designees may reasonably request;

(xii) shall furnish to the Board such periodic and special reports as the Board members may reasonably request; and

(xiii) shall make available its officers and employees to the Board and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

(b) The Adviser, in connection with its rights and duties with respect to the Trust:

(i) shall use the same skill and care in the management of the Funds’ portfolios as it uses in the management of other accounts to which it provides investment advisory services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients; and

(ii) shall act in conformity with the Trust’s Second Amended and Restated Agreement and Declaration of Trust, Amended and Restated By-Laws, registration statement, Prospectus, SAI, any exemptive orders, and instructions and directions of the Board members, and comply with and conform to the requirements of all applicable securities and tax laws and rules, including the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and all other applicable federal and state laws, regulations and rulings and applicable Stock Exchange and SRO rules and regulations.

(c) The Adviser shall:

(i) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and the regulations thereunder;

(ii) discharge the foregoing responsibilities subject to the control and supervision of the Board and in compliance with such policies and procedures of the Trust (regarding each Fund) that the Board may from time to time establish;

(iii) promptly notify the Trust in the event that the Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement or (II) becomes aware that it is the subject of an administrative

Exhibit A-4

proceeding or enforcement action by the SEC or other regulatory authority with respect to its services under this Agreement.

(d) The Adviser shall initially determine and make any subsequent modifications to the portfolio composition file (“PCF”) of each Fund. The PCF shall specify the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund (and may give directions to the Trust’s custodian with respect to such designations).

(e) In providing investment advisory services to each Fund, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

(f) The Adviser may delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisers (“Money Managers”); provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Board members and approved in a manner consistent with the 1940 Act and applicable exemptive relief. However, no such delegation shall relieve the Adviser of its duties and obligations with respect to the management of each Fund’s assets pursuant to this Agreement and in accordance with applicable law. In the Adviser’s sole discretion, any such Money Manager (i) may have full or partial investment discretion and may make all determinations with respect to the investment of a Fund’s assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision; or (ii) may be engaged to provide advice on a non-discretionary basis to the Adviser for use in making investment decisions for a Fund.

Subject to compliance with the 1940 Act and Fund policies and procedures, the Adviser may delegate the voting of proxies relating to a Fund’s portfolio securities in accordance with the proxy voting policies and procedures of the Fund. If Adviser expressly directs Money Manager in writing to vote a proxy in Money Manager’s discretion, Money Manager shall vote such proxies solely in the best interests of the Fund’s shareholders and in accordance with applicable state and federal law, statutes, rules and regulations governing the voting of proxies by registered investment advisers, investment companies and fiduciaries. If Money Manager requests that Adviser vote a proxy in a specified manner, such request by Money Manager, which shall not be binding upon Adviser, shall be made solely in accordance with the foregoing standards applicable to Money Manager’s discretionary voting of proxies. Each such request shall be accompanied by information satisfactory to Adviser explaining the requested vote which information shall set forth any interest, direct or indirect, of Money Manager in the outcome of

Exhibit A-5

the vote. In connection with each such request, Money Manager shall be deemed to have made a representation to Adviser and the Investment Company that such request has been made in compliance with this Section 2 and that all information provided in connection with such request is accurate and complete in all material respects.

To the extent the Adviser determines to delegate some or all of its duties and obligations under this Agreement to one or more Money Managers, the Adviser shall research and evaluate Money Managers and shall advise the Board of the Money Managers which the Adviser believes are best suited for each Fund; shall monitor and evaluate the investment performance, or quality of recommendations, of each Money Manager employed by the Trust; shall determine the portion of each Fund’s assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and, acting as a fiduciary for the Trust, shall compensate the Money Managers from the Adviser’s own resources. The Adviser shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Fund.

(g) The Adviser shall treat as confidential and proprietary information regarding each Fund, including each Fund’s records and other information relative to each Fund and its prior, current or potential shareholders. The Adviser shall not use such records and information for any purpose other than the performance of its duties and responsibilities under this Agreement, except after prior notification to and approval in writing by the applicable Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by such Fund.

(h) The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby. The Adviser shall use the same skill and care in the management of the Fund’s portfolios as it uses in the administration of other accounts to which it provides asset management consulting and manager selection services, but it shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

(i) Subject to and in accordance with the Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and Shareholders of the Trust are or may be interested in the Adviser or its affiliates as directors, agents, or stockholders of the Adviser or its affiliates; that directors, officers, agents, and shareholders of the Adviser or its affiliates are or may be interested in the Trust as Trustees, officers, agents, Shareholders, or otherwise; that the Adviser or its affiliates may be interested in the Trust as Shareholders or

Exhibit A-6

otherwise; and that the effect of any such interests shall be governed by said Second Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws, and the 1940 Act.

(j) The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

(i) the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; and/or

(ii) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust.

(k) The Adviser is hereby authorized to utilize the research and other resources of Frank Russell Company (its corporate parent), its subsidiaries (as may be permitted by applicable laws or regulations) or any predecessor or successor organization of the foregoing entities, in providing investment advisory services pursuant to this Agreement. Neither the Adviser nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

3. Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, litigation expenses, acquired fund fees and expenses and extraordinary expenses. Expenses incurred by the Trust borne by the Adviser may include, but are not limited to, the following (1) fees payable to and expenses incurred on behalf of a Fund by the Trust’s administrator; (2) expenses of organizing the Trust and the Funds; (3) fees and expenses of registering and maintaining the registration of a Fund’s shares and the Trust under federal securities laws and making and maintaining any notice filings required under any state securities laws; (4) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (5) legal, accounting and auditing expenses; (6) charges of custodians, transfer agents and other agents; (7) expenses associated with printing Summary Prospectuses, if used, Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; and (8) fees and other expenses incurred in connection with membership in investment company organizations.

4. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month a management fee computed daily at an

Exhibit A-7

annual rate equal to the amount of average daily net assets listed opposite each Fund’s name in Exhibit A, attached hereto. The “average daily net assets” of each Fund shall mean the average of the values placed on each Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each Business Day (as defined in the Funds’ Prospectus or SAI), as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Second Amended and Restated Agreement and Declaration of Trust, the registration statement and the Fund’s securities valuation procedures. If, pursuant to such provisions, the determination of net asset value is suspended for any particular Business Day, then for the purposes of this Section 4, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser’s compensation is payable pursuant to this Section 4, then the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5. Books and Records. The Adviser agrees to maintain, and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, such records as are required to be maintained by Rule 31a-1 under the 1940 Act (other than clause (b)(4) and paragraphs (c), (d) and (e) thereof). The Adviser further agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust’s request.

6.	Liabilities of the Adviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Adviser or its corporate affiliates, the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

(b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Exhibit A-8

7.	Renewal and Termination.

(a) This Agreement shall become effective on and as of [ ], 2014 and shall continue through the period ending two years from such date. For any new Fund for which the Adviser is retained as investment adviser pursuant to Section 1(b) of this Agreement, this Agreement shall become effective on the date such Fund is offered to the public and shall continue in effect as to such Fund for two years from its effective date. In each case, the Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust), cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the Shareholders of any one or more Funds fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder with respect to any other Fund or Funds.

(b) This Agreement:

(i) May at any time be terminated without the payment of any penalty either by vote of the Board or, as to any Fund, by vote of a majority of the outstanding voting securities of the Fund;

(ii) Shall immediately terminate in the event of its assignment; and

(iii) May be terminated by the Adviser on 60 days’ written notice to the Trust.

(c) As used in this Section 7, the Terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

(d) Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

8. Trade Names and Trademarks. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name “Frank Russell,” or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name “Frank Russell.”

9. Amendment of Agreement. This Agreement may be amended by mutual consent, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act

Exhibit A-9

and interpretations thereof by the SEC and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Washington and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit A-10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

RUSSELL EXCHANGE TRADED FUNDS TRUST

By:

Title:

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:

Title:

FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Trust upon the request of the Board of Trustees or officers of the Trust, or upon the request of Adviser pursuant to Section 2(k).

FRANK RUSSELL COMPANY

By:

Title:

Exhibit A-11

Exhibit A

Name of Fund	Management Fee
Russell Equity ETF	35 bps

Exhibit A-12

EXHIBIT B

Additional Information about RIMCo and its Affiliates

Ownership Structure of RIMCo (Pre- and Post-Transaction)

Pre-Transaction

RIMCo is a wholly-owned subsidiary of FRC, which is located at 1301 Second Avenue, Seattle, WA 98101. As of December 20, 2013, 92.62% of FRC’s outstanding stock was owned by NM Investment Holdings, LLC (a wholly-owned, nonoperating subsidiary of Northwestern Mutual); 5.27% was owned by Nippon Life Insurance Company; and the remaining percentage was owned by Frank Russell Company Associates. NM Investment Holdings, LLC and Northwestern Mutual are located at 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Post-Transaction

Following the Transaction, RIMCo will continue to be a wholly-owned subsidiary of FRC as described above. FRC will be a direct wholly-owned subsidiary of LSEG US Holdco, Inc., a Delaware corporation with its registered address at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. LSEG US Holdco, Inc. is a direct wholly-owned subsidiary of LSEG, which has its registered address at 10 Paternoster Square, London, EC4M 7LS, United Kingdom.

Principal Executive Officer and Directors of RIMCo

The Principal Executive Officer and Directors of RIMCo are listed below. The address for each individual listed is 1301 Second Avenue, Seattle, WA 98101.

Name	Title	Principal Occupation
Jeffrey T. Hussey	Chairman of the Board of Directors, President and Chief Executive Officer	See the Proxy Statement under “Officers of the Trust”

Ron Bundy	Director	Chief Executive Officer of Russell Indexes

Sandra Cavanaugh	Director	See the Proxy Statement under “Officers of the Trust”

Mark E. Swanson	Director	See the Proxy Statement under “Officers of the Trust”

Kenneth Willman	Director	Chief Legal Officer of FRC

Exhibit B-1

Other Investment Companies Advised by RIMCo

RIMCo does not serve as investment adviser to another investment company that has comparable investment strategies to the Fund.

Commissions Paid to Brokers Affiliated with RIMCo

During the fiscal year ended March 31, 2014, the Fund did not pay any brokerage commissions to affiliated brokers.

Exhibit B-2

EXHIBIT C

Approval of Existing Agreement

Russell Exchange Traded Funds Trust

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve the continuation of the management agreement with RIMCo (the “Existing Agreement”) on at least an annual basis and that the terms and conditions of the Existing Agreement provide for its termination if continuation is not approved annually. The Board, including all of the Independent Trustees, last considered and approved the continuation of the Existing Agreement at a meeting held in person on May 19-20, 2014 (the “Existing Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding, among other things, the investment performance of the Fund, sales and redemptions of the Fund’s shares, management of the Fund, and other services provided by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review of the Existing Agreement at the Existing Agreement Evaluation Meeting, the Independent Trustees, with the advice and assistance of their independent counsel (“Independent Counsel”), also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Fund; (2) information and reports prepared by RIMCo relating to the profitability of the Fund to RIMCo; and (3) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of the Fund and its operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Fund. The Fund’s other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. The foregoing and other information received by the Board, including the Independent Trustees, in connection with its evaluations of the Existing Agreement are collectively called the “Existing Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Fund and the other RIMCo-managed funds for which the Board has supervisory responsibility (“Other Russell Funds”) with respect to services provided by RIMCo and RIMCo’s affiliates. The Trustees received a memorandum from counsel to the Fund (“Fund Counsel”) discussing the legal standards for their consideration of the continuation of the Existing Agreement and the Independent Trustees separately received a memorandum regarding their responsibilities from Independent Counsel.

Exhibit C-1

At a meeting held in person on April 29, 2014 (the “Existing Agreement Information Review Meeting,” and, together with the Existing Agreement Evaluation Meeting, the “Existing Agreement Evaluation Meetings”), the Independent Trustees in preparation for the Existing Agreement Evaluation Meeting met first with representatives of RIMCo and then in a private session with Independent Counsel at which no representatives of RIMCo or the Fund’s management were present to review the Existing Agreement Evaluation Information received to that date and, on the basis of that review, requested additional Existing Agreement Evaluation Information. At the Existing Agreement Evaluation Meeting, the Independent Trustees again met in person in a private session with Independent Counsel to review additional Existing Agreement Evaluation Information received to that date. At the Existing Agreement Evaluation Meeting, the Board, including the Independent Trustees, considered the proposed continuance of the Existing Agreement with RIMCo, Fund management, Independent Counsel and Fund Counsel. Presentations made by RIMCo at the Existing Agreement Evaluation Meetings as part of this review encompassed the Fund and all Other Russell Funds. Information received by the Board, including the Independent Trustees, at the Existing Agreement Evaluation Meetings is included in the Existing Agreement Evaluation Information. Prior to voting at the Existing Agreement Evaluation Meeting, the non-management members of the Board, including the Independent Trustees, met in executive session with Independent Counsel to consider additional Existing Agreement Evaluation Information received from RIMCo and management at the Existing Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

At the Existing Agreement Evaluation Meeting, the Board considered that RIMCo is responsible under the Existing Agreement for determining, implementing and maintaining the investment program for the Fund. Assets are managed directly by RIMCo pursuant to authority provided by the Existing Agreement. RIMCo is responsible for investing the assets of the Fund in accordance with the Fund’s investment objective and policies.

In addition to these general factors relating to the Fund, the Trustees considered, with respect to the Fund, various specific factors in evaluating renewal of the Existing Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The management fee to be paid by the Fund to RIMCo (the “Management Fee”) and the fact that it encompasses fees paid for other services provided by RIMCo, its affiliates and other parties to the Fund, including services provided under the Supervision and Operational, Administrative, Fund Accounting, Master Custodian, Transfer Agency and Service, and Distribution Agreements;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from RIMCo’s relationship with the Fund;

Exhibit C-2

4.	Information provided by RIMCo as to expenses incurred by the Fund;

5.	Information provided by RIMCo as to the fact that it currently derives no profit, and does not expect to in the near term, from its exchange traded fund operations generally and from the Fund; and

6.	Information provided by RIMCo concerning economies of scale and whether any scale economies are adequately shared with the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Fund, including Fund portfolio management services, the Board considered that RIMCo’s investment management functions consist of two primary roles: managing the Fund’s portfolio and producing the daily creation and redemption baskets. At the Existing Agreement Evaluation Meeting, RIMCo reported, and the Board considered, that to meet the investment objective of the Fund, RIMCo seeks to provide excess performance over its benchmark through active decisions on asset allocation, based on insights of RIMCo’s strategist team, the use of valuation models to provide context around those insights, and RIMCo’s view on the capital markets environment. The Board discussed with senior representatives of RIMCo the impact on the Fund’s operations of changes in RIMCo’s senior management and other personnel providing investment management and other services to the Fund during the past year. The Board was not advised of any expected diminution in the nature, scope or overall quality of the investment management or other services provided to the Fund from such changes. The Board also discussed the impact of organizational changes on the Fund’s compliance program and RIMCo with the Fund’s Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted, and are not expected to result, in any diminution in the scope and quality of the Fund’s compliance program.

RIMCo is a wholly owned subsidiary of Frank Russell Company (“FRC”). FRC, in turn, is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company (“NM”). Prior to the Information Review Meeting, NM publicly announced its intention to evaluate strategic alternatives for its majority interest in FRC. RIMCo has advised the Board that this review could result in a transaction (“Transaction”) causing a change of control of RIMCo. At the Information Review Meeting, the Board was advised by RIMCo that an unspecified number of parties had expressed an interest in a Transaction with NM but, to RIMCo’s knowledge, no formal proposals had been received to the date of the Information Review Meeting. RIMCo, however, expected that proposals from one or more unidentified parties would be received shortly. RIMCo expressed its belief that any Transaction would not affect the activities of RIMCo in respect of the Fund. However, the Board received no assurances in this regard directly from NM. Any Transaction would result, among other things, in an assignment and termination of the Existing Agreement, as required by the 1940 Act and by the terms and conditions of the Existing Agreement. In the event of a Transaction, the Board would be required to consider the approval of the terms and

Exhibit C-3

conditions of a replacement agreement (“Replacement Management Agreement”) for the Existing Agreement and thereafter to submit the Replacement Management Agreement to the Fund’s shareholders for approval, as required by the 1940 Act. At the Existing Agreement Evaluation Meeting, the Board was advised by RIMCo that NM had entered into exclusive discussions with London Stock Exchange Group plc regarding a possible Transaction. At both of the Existing Agreement Evaluation Meetings, the Board discussed with RIMCo the need to assure continuity of services required for the Fund’s operations

With respect to the Fund’s Management Fee, the Third-Party Information did not provide a ranking of the Fund’s Management Fee on a contractual basis, but showed that the Fund’s Management Fee was ranked in the third quintile of its Expense Universe on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to the Fund’s Comparable Funds). In these rankings, the first quintile represents funds with the lowest investment management fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment management fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. In assessing the Fund’s Management Fee, the Board has focused on actual management fees.

The Board considered for the Fund whether economies of scale have been realized and whether the Management Fee for the Fund appropriately reflects or should be revised to reflect any such economies. The Board considered the Fund’s limited operating history and opportunity for asset growth. The Board considered RIMCo’s advice that the Fund was not being marketed actively with the result that economies of scale are not likely to be experienced in the near term and that RIMCo has operated, and expects to continue to initially operate, the Fund at a loss.

The Board also considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Fund and Other Russell Funds are lower, and, in some cases, may be substantially lower, than the rates paid by the Fund and Other Russell Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Fund. RIMCo explained, among other things, that institutional clients have fewer compliance, administrative and other needs than the Fund. In addition, RIMCo noted that the Fund is subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Fund and all of the Fund’s officers. Accordingly, the Trustees concluded that the services provided to the Fund are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Fund’s total expenses, the Third-Party Information showed that, giving effect to expense limitation arrangements in effect with RIMCo, the total

Exhibit C-4

expenses for the Fund ranked in the third quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents the funds with the highest total expenses among the Expense Universe funds.

On the basis of the Existing Agreement Evaluation Information and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Existing Agreement Evaluation Meeting by RIMCo, the Board at the Existing Agreement Evaluation Meeting found, after giving effect to any applicable waivers and/or reimbursements, (1) the Management Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Fund were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

The Board concluded that, under the circumstances and based on RIMCo’s explanations as to the performance of the Fund, the performance of the Fund was consistent with continuation of the Existing Agreement. The Board, in assessing the Fund’s performance, took into consideration the Fund’s limited operating history under RIMCo’s management.

In evaluating performance, the Board considered the Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to the Fund’s performance relative to its Comparable Funds. The Board noted that for the one-year period ended December 31, 2013, the Fund, according to the Third-Party Information, underperformed relative to its benchmark and that the Fund’s performance was in the third quintile of its Performance Universe.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the Existing Agreement would be in the best interests of the Fund and its shareholders and voted to approve the continuation of the Existing Agreement.

In their deliberations, the Trustees did not identify any particular information as to the Existing Agreement that was all-important or controlling and each Trustee attributed different weights, if any, to the various factors considered.

Exhibit C-5

APPENDIX A

5% Beneficial Owners of Fund Shares as of June 30, 2014

As of June 30, 2014, the following shareholders were beneficial owners of the percentages of outstanding shares of the Fund indicated below.

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Fund Owned
CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	95,043.000	38.02%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK CITY NY 10281	48,594.000	19.44%
TD AMERITRADE CLEARING, INC. 1005 N AMERITRADE PLACE BELLEVUE NE 68005	19,847.000	7.94%
TIMBER HIL ONE PICKWICK PLAZA SUITE 200 GREENWICH, CT 06830	17,000.000	6.80%
PERSHING 1 PERSHING PLAZA JERSEY CITY, NJ 07399-2052	14,081.000	5.63%

*	In certain cases, the entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, but generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

Appendix A-1

Your Vote is Important!

Proxy Tabulator PO Box 55909 Boston, MA 02205-5909	Vote by Internet Please go to the electronic voting site at www.2voteproxy.com/Russell. Follow the on-line instructions. If you vote by internet, you do not have to return your Proxy Card.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Proxy Card.

Vote by Mail

Mark, sign and date your Proxy Card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-9100

PROXY	PROXY

RUSSELL EXCHANGE TRADED FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 3, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Rick Chase, Jessica Gates, Sareena Khwaja-Dixon, Mary Killgrove, Cheryl Wichers, Mark Swanson and Kari Seabrands, each with full power of substitution and revocation, to vote all shares of the Russell Equity ETF (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of Russell Exchange Traded Funds Trust (the “Trust”) to be held at 11:00 a.m., Pacific Time, on November 3, 2014, at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the Proposal described in the Proxy Statement as specified on the reverse side.

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the Proposal and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

YOU MAY VOTE IN PERSON IF YOU ATTEND.

Note: Please date and sign exactly as the name appears on this card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.	Signature Signature
Date

Proposal(s) listed on reverse side.	RET - PXY-V4

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.2voteproxy.com/Russell.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	Approval of a new investment advisory agreement between the Fund and Russell Investment Management Company, the Fund’s current investment adviser (“RIMCo”), as a result of a transaction involving the sale of RIMCo’s parent company.

☐	Express Vote Option: To vote ALL accounts as the Board recommends for Proposal 1, mark the box at the left. No other vote is necessary.

	FOR	AGAINST	ABSTAIN

Russell Equity ETF	☐	☐	☐

RET - PXY-V4